Exhibit 4.1

COMMON STOCK	COMMON STOCK

[Logo]

PELION SYSTEMS, INC.

INCORPORATED UNDER THE LAWS	SEE REVERSE FOR
OF THE STATE OF COLORADO	CERTAIN DEFINITIONS

CUSIP

This Certifies that

is the owner of

FULLY PAID AND NONASSESSABLE SHARES OF THE COMMON SHARES,
NO PAR VALUE PER SHARE, OF

PELION SYSTEMS, INC.

transferable on the books of the Company by the holder hereof in person or by duly authorized attorney upon surrender of this certificate properly endorsed. This certificate and the shares represented hereby are issued and shall be subject to all of the provisions of the Articles of Incorporation of the Company and all amendments thereto, and to the Bylaws of the Company, to all of which the holder hereof by acceptance of this certificate hereby assents. This certificate is not valid until countersigned and registered by the Transfer Agent and Registrar.

Dated:	AUTHORIZED SIGNATURE

/s/ ROBERT M. GELLER	/s/ THOMAS PLUNKETT
Secretary	President

COUNTERSIGNED AND REGISTERED:
CORPORATE STOCK TRANSFER
(DENVER, COLORADO)
TRANSFER AGENT AND REGISTRANT

BY

AUTHORIZED SIGNATURE

PELION SYSTEMS, INC.

The Company will furnish to any stockholder upon written request and without charge a full statement of: (a) the designations, preferences, limitations, and relative rights of the shares of each class or series of capital stock authorized to be issued; (b) the variations in the relative rights, preferences and limitations between the shares of each such series, and (c) the authority of the Board of Directors to fix and determine variations for future series.

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations.

TEN COM—	as tenants in common	UNIF GIFT MIN ACT—___________ Custodian ___________
TEN ENT—	as tenants by the	(Cust)	(Minor)
	entireties	under Uniform Gifts to Minors
JT TEN—	as joint tenants with	Act______________________________
	right of survivorship and not as tenants in common	(State)

For value received,_______________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE

_____________________________________________________

_____________________________________________________

___________________________________________________________________________________________
(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

___________________________________________________________________________________________

___________________________________________________________________________________________

______________________________________________________________________________________shares of the Shares represented by the within Certificate and do hereby irrevocably constitute and appoint

____________________________________________________________________________________Attorney

to transfer the said shares on the books of the within named Company with full power of substitution in the premises.

Dated ____________________________________

_________________________________________________________________________________
NOTICE:	THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER

By ________________________________________
THE SIGNATURE(S) MUST BE GUARANTEED
BY AN ELIGIBLE GUARANTOR INSTITUTION
(BANKS, STOCKBROKERS, SAVINGS AND
LOAN ASSOCIATIONS AND CREDIT UNIONS
WITH MEMBERSHIP IN AN APPROVED
SIGNATURE GUARANTEE MEDALLION
PROGRAM), PURSUANT TO SEC RULE: 17Ad-16

KEEP THIS CERTIFICATE IN A SAFE PLACE. IF IT IS LOST, STOLEN, MUTILATED OR DESTROYED, THE COMPANY WILL REQUIRE A BOND OF INDEMNITY AS A CONDITION TO THE ISSUANCE OF A REPLACEMENT CERTIFICATE.